Debt (Schedule of Short-term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-Term Borrowings and Current Installments of Long-Term Debt - Third Party and Affiliates
Current installments of long-term debt	$ 60	$ 38
Short-term borrowings, including amounts due to affiliates	108	106
Total	$ 168	$ 144
Weighted average interest rate	4.00%	4.30%